UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2020

INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway, Suite 350
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A

Item 8.01 Other Events

For the year ended December 31, 2019, InvenTrust Properties Corp. (the “Company”) paid distributions of approximately $53.3 million.  For income tax purposes only, approximately 3.77% of the distributions paid in 2019 will be treated as ordinary dividends and approximately 96.23% will be treated as non-dividend distributions. The following table denotes the allocation of the Company's distributions paid in 2019 for income tax purposes only. The December 2019 distribution, with a record date of December 30, 2019 and payment date of January 15, 2020, will be reported in 2020, and not reflected in the 2019 tax allocation.

For U.S. federal income tax purposes, the Company’s distributions of cash and property will be treated as taxable dividends to the extent of the Company’s Earnings & Profits.

Record Date	Distribution Payable Date	Total Distribution per Share	Ordinary Dividend Per Share	Qualified Dividend Per Share	Return of Capital Per Share	Sec. 199A Dividend Per Share
12/28/2018	1/8/2019	$0.017900	$0.000674	-	$0.017226	$0.000674
3/29/2019	4/8/2019	$0.018400	$0.000693	-	$0.017707	$0.000693
6/28/2019	7/8/2019	$0.018400	$0.000693	-	$0.017707	$0.000693
9/30/2019	10/7/2019	$0.018400	$0.000693	-	$0.017707	$0.000693
		$0.073100	0.002753	-	0.070347	0.002753

Consult Your Tax Advisor

The information in this document represents the Company’s understanding of the U.S. federal income tax laws and regulations and does not constitute tax advice. It does not purport to be complete or to describe the consequences that may apply to particular categories of stockholders. Each stockholder is urged to consult his, her, or its tax advisor as to the specific tax consequences of distributions to such stockholder, including the effect of any state, local, or non-U.S. tax laws, and of changes in applicable tax laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date:	January 17, 2020	By:	/s/ Daniel J. Busch
		Name:	Daniel J. Busch
		Title	Executive Vice President, Chief Financial Officer & Treasurer